Pacer US Cash Cows Growth ETF
Schedule of Investments
July 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.8%
Communication Services - 0.7%
Nexstar Media Group, Inc. (a)	1,476	$275,599

Consumer Discretionary - 4.4%
Crocs, Inc. (a)(b)	2,484	269,142
Grand Canyon Education, Inc. (b)	1,264	137,207
H&R Block, Inc. (a)	6,266	210,600
Murphy USA, Inc.	897	275,406
Ulta Beauty, Inc. (b)	2,029	902,499
		1,794,854
Energy - 51.0%
Antero Resources Corp. (b)	12,361	330,657
APA Corp.	12,692	513,899
Chevron Corp.	11,744	1,922,023
CNX Resources Corp. (a)(b)	6,811	138,944
ConocoPhillips	17,963	2,114,604
Coterra Energy, Inc. (a)	31,174	858,532
Devon Energy Corp. (a)	26,399	1,425,546
Diamondback Energy, Inc. (a)	7,449	1,097,387
EOG Resources, Inc.	16,047	2,126,709
EQT Corp. (a)	14,886	627,891
Exxon Mobil Corp.	17,372	1,862,973
Marathon Oil Corp.	25,413	667,600
Matador Resources Co. (a)	4,905	272,865
Murphy Oil Corp. (a)	6,424	277,966
Occidental Petroleum Corp.	31,451	1,985,502
ONEOK, Inc.	18,255	1,223,815
PBF Energy, Inc. - Class A	5,188	246,119
PDC Energy, Inc.	3,559	270,093
Pioneer Natural Resources Co. (a)	9,107	2,055,177
Range Resources Corp.	9,927	312,006
Southwestern Energy Co. (b)	45,284	293,440
		20,623,748
Health Care - 21.6%
AbbVie, Inc.	13,504	2,019,928
Bristol-Myers Squibb Co.	28,796	1,790,823
Gilead Sciences, Inc.	23,871	1,817,538
Jazz Pharmaceuticals PLC (b)	2,634	343,526
Lantheus Holdings, Inc. (a)(b)	2,813	243,297
Medpace Holdings, Inc. (b)	1,255	317,728
Pfizer, Inc.	47,859	1,725,796
United Therapeutics Corp. (b)	1,928	467,964
		8,726,600
Industrials - 7.1%
Builders FirstSource, Inc. (a)(b)	5,277	762,157
Carlisle Cos., Inc.	2,064	572,141
Concentrix Corp.	2,143	178,383
Expeditors International of Washington, Inc.	6,288	800,462
Landstar System, Inc.	1,479	301,110
UFP Industries, Inc.	2,553	262,346
		2,876,599
Information Technology - 1.0%
Dropbox, Inc. - Class A (b)	14,087	379,645

Materials - 13.5%
CF Industries Holdings, Inc. (a)	8,021	658,364
Mosaic Co. (a)	13,668	557,108
Nucor Corp. (a)	10,337	1,778,894
Olin Corp.	5,317	306,685
Reliance Steel & Aluminum Co. (a)	2,420	708,721
Steel Dynamics, Inc. (a)	6,954	741,157
Westlake Chemical Corp. (a)	5,253	722,287
		5,473,216
Utilities - 0.5%
ONE Gas, Inc. (a)	2,279	180,337
TOTAL COMMON STOCKS (Cost $39,861,672)		40,330,598
	Principal Amount
SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 4.210% (c)	$59,584	59,584
TOTAL SHORT-TERM INVESTMENTS (Cost $59,584)		59,584
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 29.6%
Mount Vernon Liquid Assets Portfolio, LLC, 5.440% (c)	11,992,418	11,992,418
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $11,992,418)		11,992,418

Total Investments (Cost $51,913,674) - 129.5%		52,382,600
Liabilities in Excess of Other Assets - (29.5)%		(11,927,670)
TOTAL NET ASSETS - 100.0%		$40,454,930

Percentages are stated as a percent of net assets.
(a)	All or a portion of this security is on loan as of July 31, 2023. The total value of securities on loan is $11,878,975 or 29.4% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of July 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 40,330,598	$ -	$ -	$ -	$ 40,330,598
Short-Term Investments	59,584	-	-	-	59,584
Investments Purchased with Proceeds from Securities Lending	-	-	-	11,992,418	11,992,418
Total Investments in Securities	$ 40,390,182	$ -	$ -	$ 11,992,418	$ 52,382,600
^ See the Schedules of Investments for sector breakouts.
For the period ended July 31, 2023, the Fund did not recognize any transfers to or from Level 3.